EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of theglobe.com, inc. (the “Company”) on Form 10-K for the period ending December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frederick Jones, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2026

/s/ Frederick Jones
Name: Frederick Jones
Title: Chief Executive Officer, Chief Financial Officer
(Principal Executive Officer, Principal Financial Officer)